Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

Amendment Number 2

THIS AMENDMENT NUMBER 2 TO EMPLOYMENT AGREEMENT (“Amendment Number 2”) effective as of November 6, 2025 (the “Effective Date”), is by and between INNODATA INC., a Delaware corporation (the “Company”), and JACK S. ABUHOFF (the “Executive”).

WHEREAS, the Company and the Employee are parties to that certain Employment Agreement effective as of February 1, 2009, as amended by that certain Amendment Number 1 to Employment Agreement effective as of July 11, 2011 (the “Employment Agreement”);

WHEREAS, Paragraph 14(c) of the Employment Agreement provides that the Employment Agreement may be amended by written agreement of both parties thereto; and

WHEREAS, the Company and the Executive are mutually desirous to enter into this Amendment Number 2 to amend certain terms of the Employment Agreement whereby the Executive shall resign as President of the Company, but otherwise remain the Company’s Chief Executive officer;

NOW, THEREFORE, the Company and the Executive hereby consent and agree to amend the Employment Agreement, in accordance with the relevant terms and provisions thereof, as follows:

1.	Paragraph 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

“Throughout the Term, the Executive shall have such duties and authorities as shall be consistent with his position as Chief Executive Officer of the Company, as may be reasonably assigned to him from time to time by the Board of Directors of the Company (the “Board”), and he shall report solely and directly to the Board. At all times during the Term, the Executive shall be the most senior executive officer of the Company.”

2.	All references to “President and Chief Executive Officer” are hereby deleted and replaced with references to “Chief Executive Officer”.

Except as expressly modified by this Amendment Number 2, all other terms and conditions of the Employment Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency between the terms and conditions of this Amendment Number 2 and the terms and conditions of the Employment Agreement, the terms and conditions of this Amendment Number 2 will govern and control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement on the date indicated below.

Innodata Inc.

By:	/s/ Amy R. Agress
Name:	Amy Agress
Title	SVP and General Counsel
Date	November 6, 2025

Jack S. Abuhoff

By:	/s/ Jack S. Abuhoff
Date	November 6, 2025